UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2022 (April 5, 2022)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 5, 2022, Tivity Health, Inc., a Delaware corporation (the “Company”) and Stone Point Capital LLC, a Delaware limited liability company (“Stone Point Capital”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc., a Delaware corporation (“Parent”), and Titan-Atlas Merger Sub, Inc., a Delaware corporation (“Merger Sub”), providing for the acquisition of the Company by funds managed by Stone Point Capital, subject to the terms and conditions set forth therein (the “Merger”). Parent and Merger Sub are indirectly owned by investment funds managed by Stone Point Capital.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and our other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point Capital to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point Capital, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Joint Press Release dated April 5, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name:	Adam Holland
Title:	Chief Financial Officer

Date: April 5, 2022